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Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in Registration Statement Nos. 333-30515 and 333-106092 on Form S-8 and Registration Statement No. 333-113489 on Form S-3 of TIB Financial Corp. of our report dated February 13, 2004, appearing in this annual report on Form 10-K of TIB Financial Corp. for the year ended December 31, 2003.

                                    /s/ Crowe Chizek and Company LLC
                                    --------------------------------------------
                                        Crowe Chizek and Company LLC

Fort Lauderdale, Florida
March 25, 2004